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EXHIBIT 10.02


                  AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

     THIS AMENDMENT (this "Amendment") is made as of the 29th of September, 1998, to that REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of July 23, 1998, by and between Nanopierce Technologies, Inc., a corporation organized under the laws of the State of Nevada, U.S.A., with headquarters located at 370 Seventeenth Street, Suite 3580, Denver, Colorado (the "Company") and Mr. Y.L. Hirsch, a citizen and resident of Jerusalem, Israel (the "Buyer"). All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

                                  WITNESSETH:

     WHEREAS, pursuant to the Securities Purchase Agreement the Buyer agreed to purchase, at three (3) separate closings, each to occur prior to September 23, 1998, as described in the Securities Purchase Agreement, 150,000 Series B Shares; and

     WHEREAS, as of the date of this Amendment, the Company has tendered 150,000 Series B Shares in accordance with the Agreement, and Buyer has purchased 50,000 Series B Shares of the 150,000, all of which were purchased at the First Closing; and

     WHEREAS, the Company agreed to register all of the Series B Shares in accordance with the terms of the Agreement, and in addition granted to the Buyer certain other rights under the Agreement; and

     WHEREAS, pursuant to that Amendment to the Securities Purchase Agreement dated of even date herewith, the Buyer agreed to purchase an additional 25,000 Series B Shares, for a total of 75,000 Series B Shares purchased by the Buyer, and the Company agreed to release the Buyer from any further obligation under, and the Buyer agreed to relinquish any rights it had under, the Securities Purchase Agreement to purchase Series B Shares or Series C Shares; and

     WHEREAS, the parties have agreed to modify the Agreement as stated hereinafter.

     NOW THEREFORE, for a valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

     1. The Company shall file with the SEC, on or before November 15, 1998, a registration statement on Form S-1 covering the Common Stock underlying
         (i) all 75,000 Series B Shares purchased by the Buyer prior to that date, and (ii) the Warrant to purchase 50,000 shares of Common Stock which was issued by the Company to the Buyer on July 23, 1998, pursuant to the Securities Purchase Agreement.

     2. The Buyer has and does hereby waive its right to assert any claims, penalties or liquidated damages against the Company with respect to the late filing or late

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         registration of the Common Stock under the terms of the Agreement which may have occurred prior to the date hereof.

     3. The Company may in its sole discretion register any of its securities on the registration statement referred to in Section 1 above (or on any other registration statement that may be filed by the Company on or after the date hereof). The Buyer by its execution of this Amendment irrevocably agrees that the Company shall have the right, on and after the date hereof, in the Company's sole discretion, to assign all (or such portion as the Company determines) of the Buyer's rights under the Agreement to any third party or parties, each of which the Company in its sole discretion may select. The Buyer by its execution of this Amendment irrevocably consents to any such assignment by the Company, whenever effected.

     Except as otherwise stated herein, the parties' respective rights and obligations under the Agreement shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of day and year first above written.

                         COMPANY:

                         NANOPIERCE TECHNOLOGIES, INC.

                         By:   /s/ Paul H. Metzinger
                            -----------------------------------------------
                            Mr. Paul H. Metzinger, Executive Vice President


                         BUYER:

                               /s/ Y.L. Hirsch
                            -----------------------------------------------
                            Mr. Y.L. Hirsch, an individual

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